December 7, 2017 Corporate Update Exhibit 99.1

Safe Harbor Statement These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continued”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statement. These risks and uncertainties may include those discussed under the heading “Risk Factors” in the Company’s most recent 10K and 10Qs on file with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Mellanox Operating Model Defining 2018 targets Return to double digit growth in 2018 Operating expense rationalization driving significant margin expansion in 2018 and beyond Low-to-mid teens revenue growth Operating margin: > 20% ending Q4’18 High teens for FY18 50%+ y-o-y operating income growth 2018 Targets Significant operating leverage 2019 and Beyond Note: Financials indicate non-GAAP metrics

FY ’18 Outlook FY ’18 Outlook FY ‘16 FY ’17 Consensus 2018 Target Source: Company financial statements; FactSet as of 12/6/17 Note: Financials indicate non-GAAP metrics FY ‘16 FY ’17 Consensus Revenue Growth Operating Margin Low- to- mid teens High teens; exit at low 20%s

Key Investments Made in 2017

Results

ConnectX	▪ Gained leadership position in Ethernet NIC for 25G and above ▪ Improved InfiniBand competitive strength and enabled Bluefield development
BlueField	▪ Accessing ~$2bn addressable market and seeing significant design win traction
Spectrum™	▪ New design wins – HPE, Baidu, Tencent, financial services, enterprise and Hyperscale opportunities and continue leveraging the channel
InfiniBand	▪ Investments in InfiniBand 200G generation (2018 deployment) addressing AI and HPC markets
Go-to-Market	▪ Significant design wins / future growth opportunities in Asia (i.e. Alibaba, Tencent, JD.com, Baidu and others)

© 2017 Mellanox Technologies
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Key Growth Drivers for 2018 2018 Growth Outlook Strong OEM, Hyperscale and enterprise design win momentum Market leader in AI and HPC Market Position and Trend >65% market share; wide adoption in Hyperscale; Significant Tier 1 OEM server and storage design wins Hyperscale customers and Ethernet Switch attach Flat to slightly up More than double 25%+ 50%+ InfiniBand Ethernet Switch Ethernet NIC Ethernet LinkX Continued growth and design win momentum with SoC Low- to mid- single digits NPU / SoC

Transition to 25Gb/s and Above is Here 25G and above growing to 64% of the market @ 45% 5Y CAGR Crehan Research: Long Range Forecast – Server-class Adapters & LOM (Jul 2017) 17% Of Total Market 10G 83% 13% 1% 1% 2% High Speed Adapters 2016 ($1.2B) 10G 25G 14% 40G 2% 50G 15% 100G 27% 200G 6% 36% High Speed Ethernet Adapter Forecast 2021 TAM ($2.0B) 10GbE 25GbE 40GbE 50GbE 100GbE 64% 17% → 200GbE 40G

Enabling the Future of Machine Learning HPC and Machine Learning Share Same Interconnect Needs Storage High Performance Computing Financial Embedded Appliances Database Hyperscale Machine Learning IoT Healthcare Manufacturing Retail Self-Driving Vehicles

FY ’18 Outlook 9-mo ‘17 FY ’17 Consensus Gross Margins Source: Company financial statements; FactSet as of 12/6/17 Note: Financials indicate non-GAAP metrics Retaining high gross margins with diversified product mix 68-69%

Operating Expenses Source: Company financial statements Note: Financials in $mm and indicate non-GAAP metrics; non-GAAP expenses, excludes stock-based compensation, amortization of goodwill and other one-time expenses FX headwinds Portfolio rationalization Additional tape-outs FY ’18 Outlook FY ’17 Consensus 9-mo ’17 actual $490

Portfolio Optimization Drives Operating Margins New product introduction facilitated exiting NPS product line Implemented in early Q4 Another low ROIC product line being discontinued Will provide update in January

2018 Targets Note: Financials indicate non-GAAP metrics; A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is presented in the financial statements of our most recent earnings release located on the "Investor Relations" page on our website Low-to-mid teens revenue growth Gross margin 68-69% Operating expenses down Full-year operating margin in high teens Exit 2018 with operating margin >20% 50%+ y-o-y operating income growth